Exhibit 99.2

Third Quarter 2016

Supplemental Information

TABLE OF CONTENTS

Company Information	3
Forward-Looking Statements	5
Earnings Release Text	6
Financial Highlights	10
Balance Sheets
Consolidated by quarter	11
Statements of Operations, FFO & CORE FFO
Consolidated	12
Consolidated – Trailing 5 Quarters	13
Fee and Other Income	14
EBITDA and Coverage Ratios	15
Portfolio Data:
Lending	16
Real Estate Summary	17
Real Estate Properties, Changes in the portfolio	18
Real Estate Properties at September 30, 2016	19
Indebtedness Overview	20
Definitions	21

RAIT Financial Trust

September 30, 2016

Company Information:

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate properties located throughout the United States.  In addition, RAIT is an asset and property manager of real estate-related assets.

Corporate Headquarters	Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100
Trading Symbol	NYSE: “RAS”
Investor Relations Contact	Andres Viroslav Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100

Common and Preferred Stock Information:

	For the Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Common:
Share Price, period end	$3.38	$3.13	$3.14	$2.70	$4.96
Share Price, high	$3.40	$3.39	$3.23	$5.45	$6.24
Share Price, low	$2.88	$2.73	$1.85	$2.25	$4.77
Dividends declared	$0.09	$0.09	$0.09	$0.09	$0.18
Dividend yield, period end	10.7%	11.5%	11.5%	13.3%	14.5%
Common shares outstanding	92,174,644	92,185,242	91,870,571	91,586,767	90,898,034
Weighted Average common shares, basic	91,200,387	91,190,583	91,018,160	90,642,318	87,110,958
Weighted Average common shares, diluted	91,200,387	91,190,583	91,018,160	90,842,752	87,110,958

Preferred:
Series A
Shares outstanding	5,344,353	5,306,084	5,306,084	5,306,084	5,306,084
Share price, period end	$20.34	$19.55	$17.50	$18.15	$18.19
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.484375	$0.484375	$0.484375	$0.484375	$0.484375
Yield	9.5%	9.9%	11.1%	10.7%	10.7%
Series B
Shares outstanding	2,340,969	2,340,969	2,340,969	2,340,969	2,340,969
Share price, period end	$21.76	$19.97	$17.94	$18.98	$19.06
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5234375	$0.5234375	$0.5234375	$0.5234375	$0.5234375
Yield	9.6%	10.5%	11.7%	11.0%	11.0%
Series C
Shares outstanding	1,640,425	1,640,425	1,640,425	1,640,425	1,640,425
Share price, period end	$22.93	$21.27	$18.20	$19.70	$20.14
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5546875	$0.5546875	$0.5546875	$0.5546875	$0.5546875
Yield	9.7%	10.4%	12.2%	11.3%	11.0%
Series D (not publicly traded)
Shares outstanding	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Coupon	8.50%	8.50%	8.50%	8.50%	7.50%

Forward-Looking Statements

This supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” “may,” “plan”, “will,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: overall conditions in commercial real estate and the economy generally; whether market conditions will enable us to continue to implement our capital recycling and debt reduction plan involving selling properties and repurchasing or paying down our debt; whether we will be able to originate sufficient bridge loans and whether market conditions will permit us to complete our sixth floating rate securitization during the second half of 2016; whether the timing and amount of investments, repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; changes in the expected yield of our investments; changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; whether RAIT will be able to originate loans in the amounts assumed; whether RAIT will generate any CMBS gain on sale profits; whether the amount of loan repayments will be at the level assumed; whether the Internalization Closing will occur and whether our management changes will be successfully implemented; whether RAIT will be able to dispose of its industrial portfolio or sell the other properties; the availability of financing and capital, including through the capital and securitization markets; costs, uncertainty and disruption caused by or related to the actions of activist shareholders, and those disclosed in RAIT’s filings with the Securities and Exchange Commission. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Announces Third Quarter 2016 Financial Results

PHILADELPHIA, PA — November 3, 2016 — RAIT Financial Trust (“RAIT”) (NYSE: RAS) today announced third quarter 2016 financial results.  All per share results are reported on a diluted basis.

Highlights

As part of RAIT’s capital recycling and debt reduction plan:

-

RAIT entered into an agreement with Independence Realty Trust, Inc. (“IRT”) to sell IRT’s external advisor and RAIT’s multi-family property management business to IRT for $43.0 million.  Additionally, as part of the agreement, RAIT sold its IRT stock ownership position to IRT generating $62.2 million in gross proceeds.

-

RAIT sold twelve properties totaling $191.8 million for the nine-months ended September 30, 2016, excluding IRT property sales, and four properties for $125.9 million during the quarter ended September 30, 2016.  RAIT generated $24.0 million in GAAP gains and $15.1 million of net proceeds for the nine-month period ended September 30, 2016, excluding IRT’s property sales.

-	RAIT’s indebtedness, based on principal amount, declined by $440.0 million during the nine-month period ended September 30, 2016.

Financial results:

-

GAAP Earnings (loss) per share of $0.00 for the quarter ended September 30, 2016 compared to earnings (loss) per share of ($0.07) for the quarter ended September 30, 2015.  GAAP Earnings (loss) per share of ($0.28) for the nine-months ended September 30, 2016 compared to earnings (loss) per share of $0.06 for the nine-months ended September 30, 2015.

-

Cash Available for Distribution (“CAD”) per share of $0.12 for the quarter ended September 30, 2016 compared to $0.20 for the quarter ended September 30, 2015.  CAD per share of $0.37 for the nine-months ended September 30, 2016 compared to $0.59 for the nine-months ended September 30, 2015.

-	RAIT declared a third quarter dividend of $0.09 per common share on September 19, 2016.

Scott Schaeffer, RAIT’s Chief Executive Officer, said, “During the quarter we continued to take advantage of strong markets in which to sell RAIT properties as part of our capital recycling and debt reduction plan.  Though we remain selective with our loan originations we are on track to complete our sixth floating rate securitization during the fourth quarter of 2016.”

IRT Management Internalization and Future RAIT Management Changes

On September 27, 2016, RAIT entered into an agreement with IRT permitting IRT to internalize its management and separate from RAIT.  The agreement provides for RAIT to sell IRT’s external advisor, a RAIT subsidiary, and assets making up RAIT’s multi-family property management business to IRT for $43.0 million. RAIT expects this sale to close (the “Internalization Closing”) by year end.  Additionally, this agreement provided for RAIT to sell (the “IRT Stock Sale”) all of its shares of IRT common stock back to IRT.  On October 5, 2016, the IRT Stock Sale occurred and IRT paid RAIT approximately $62.2 million for approximately 7.3 million shares of IRT common stock.

Effective upon the Internalization Closing, Scott Davidson, RAIT’s current President, will become RAIT’s Chief Executive Officer and will be elected to RAIT’s Board of Trustees (the “Board”).  Scott Davidson has been with RAIT since 2010, serving in various capacities, including Managing Director and President.

Effective upon the Internalization Closing, Scott Schaeffer, RAIT’s current Chief Executive Officer and a Trustee serving on the Board, will resign from those positions.  Mr. Schaeffer is currently also the Chairman and Chief Executive Officer of IRT and will continue to serve in those positions after his resignation from RAIT.  Mr. Schaeffer will serve as a consultant to RAIT for the twelve months following the Internalization Closing to assist with the transition.

James Sebra, RAIT’s current Chief Financial Officer, will continue in that position until the later to occur of March 31, 2017 or the filing of RAIT’s Form 10-K for the fiscal year ending December 31, 2016 with the U.S. Securities and Exchange Commission, at which time, he will resign from RAIT.  In the event RAIT hires a new Chief Financial Officer, Mr. Sebra may resign prior to that date at RAIT’s option and in its sole discretion.  RAIT will appoint a new Chief Financial Officer prior to Mr. Sebra’s departure.  Mr. Sebra is currently also the Chief Financial Officer of IRT and will continue to serve in those positions after his resignation from RAIT.

New Independent Chairman of the Board of Trustees

Effective October 18, 2016, Mr. Schaeffer resigned as Chairman of the Board, remaining as a Trustee on the Board, and the Board elected Michael J. Malter, as RAIT’s new Chairman of the Board. Mr. Malter has served as an independent trustee on the Board since November 2015.

Commercial Real Estate (“CRE”) Business

-

RAIT originated $25.6 million of loans during the quarter ended September 30, 2016 consisting of two floating-rate bridge loans.  RAIT originated $89.2 million of loans during the nine months ended September 30, 2016 consisting of $75.4 million of floating-rate bridge loans and $13.8 million of fixed-rate conduit loans.

-	RAIT sold $13.8 million of conduit loans during the quarter ended September 30, 2016 which generated fee income of $0.3 million.

-	CRE loan repayments were $133.2 million for the quarter ended September 30, 2016 and $308.2 million for the nine-months ended September 30, 2016.

CRE Property Portfolio & Property Sales

-

As of September 30, 2016, RAIT’s investments in real estate were $965.4 million comprised of $333.4 million of office properties, $284.5 million of multi-family properties, $123.4 million of retail properties, $93.5 million of industrial properties, $80 million of properties in re-development and $50.6 million of land.

-

During the quarter ended September 30, 2016, RAIT sold four apartment communities for $125.9 million which generated an $18.3 million GAAP gain.   The proceeds from the sales were used to reduce debt and the sales generated $15.1 million of net proceeds to RAIT.

-

RAIT reported an $18.9 million asset impairment for the quarter ended September 30, 2016. Approximately $10 million of the impairment represents RAIT’s exposure in an $85.8 million industrial portfolio. The balance of the impairment pertains to three real estate assets that are expected to be sold.

  Asset & Property Management

-	Total assets under management of $5.1 billion at September 30, 2016 from $5.9 billion at December 31, 2015.

-	RAIT’s property management companies managed 16,960 apartment units and 17.4 million square feet of office and retail space at September 30, 2016.

-

RAIT generated $3.2 million and $9.2 million in asset and property management fees and incentive fees through its external management of IRT during the quarter and nine-months ended September 30, 2016, respectively.

-

RAIT generated $1.9 million and $6.3 million of property management and leasing fees primarily through its retail property manager subsidiary and through services provided by its multi-family property manager subsidiary to unaffiliated properties during the quarter and nine-months ended September 30, 2016, respectively.

Dividends

-

On September 19, 2016, the Board declared a third quarter 2016 cash dividend on RAIT’s common shares of $0.09 per common share. The dividend was paid on October 31, 2016 to holders of record on October 7, 2016.

-

On July 27, 2016, the Board declared a third quarter 2016 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares. The dividends were paid on September 30, 2016 to holders of record on September 1, 2016.

-

On November 2, 2016, the Board declared a fourth quarter 2016 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on RAIT’s 8.375% Series B Cumulative Redeemable Preferred

Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares. The dividends will be paid on January 3, 2017 to holders of record on December 1, 2016.

2016 Net Income and CAD Guidance

RAIT is updating its prior guidance for full year EPS and CAD per share, with EPS now projected to be in a range of $0.18 – $0.30, an increase from the prior guidance range of $0.10 – $0.28 and CAD per share is now projected to be in the range of $0.46 – $0.50 per common share, a decrease from the prior guidance range of $0.48 – $0.55 per common share. The updated guidance is a result of increased real estate sales and higher than projected loan repayments. A reconciliation of RAIT's projected net income (loss) allocable to common shares to its projected CAD, a non-GAAP financial measure, is included below. The assumptions underlying this estimate are also included below.

2016 Projected Net Income	2016 Projected Net Income and CAD(1)(2)
Net income (loss) available to common shares	$16,089	-	$27,236
Earnings (loss) per share	$0.18	-	$0.30
2016 Projected CAD
Net income (loss) available to common shares	$16,089	-	$27,236
Adjustments:
Depreciation and amortization	45,596	-	45,596
Real estate (gains) losses	(52,489)	-	(59,989)
Other items, including deferred fees, stock compensation, and noncontrolling interest allocation of certain adjustments	33,043	-	33,043
CAD	$42,239	-	$45,886
CAD per share	$0.46	-	$0.50

(1)	See Schedule VI for our definition of CAD.
(2)

Constitutes forward-looking information. Actual full 2016 CAD could vary significantly from the projections presented. CAD may fluctuate based upon a variety of factors, including those described in “Forward Looking Statements” below. Our estimate is based on the following key operating assumptions during 2016:

- Gross loan originations of $200 million.
- No CMBS gain on sale profits.
- Loan repayments totaling $350 million.

Selected Financial Information

See Schedule I to this Release for selected financial information for RAIT.

Non-GAAP Financial Measures and Definitions

RAIT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CAD and net operating income (“NOI”).  A reconciliation of RAIT’s reported net income (loss) allocable to common shares to its FFO and CAD is included as Schedule IV to this release. A reconciliation of RAIT’s same store NOI to its reported same store net income (loss) is included as Schedule VI to this release. See Schedule VI to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Supplemental Information

RAIT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures and other useful information for investors.  The supplemental also contains deconsolidating financial information. The supplemental information is available via the Company's website, www.rait.com, through the "Investor Relations" section.

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Thursday, November 3, 2016 from the home page of the RAIT Financial Trust website at www.rait.com or by dialing 1.844.775.2541, access code 96082603.  For those who are not available to listen to the live call, the replay will be available shortly following the live call on RAIT’s website and telephonically until Thursday, November 10, 2016, by dialing 855.859.2056, access code 96082603.

About RAIT Financial Trust

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate properties located throughout the United States.  In addition, RAIT is an asset and property manager of real estate-related assets.  For more information, please visit www.rait.com or call Investor Relations at 215.243.9000.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” “may,” “plan”, “will,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: overall conditions in commercial real estate and the economy generally; whether market conditions will enable us to continue to implement our capital recycling and debt reduction plan involving selling properties and repurchasing or paying down our debt; whether we will be able to originate sufficient bridge loans and whether market conditions will permit us to complete our sixth floating rate securitization during the second half of 2016; whether the timing and amount of investments, repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; changes in the expected yield of our investments; changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; whether RAIT will be able to originate loans in the amounts assumed; whether RAIT will generate any CMBS gain on sale profits; whether the amount of loan repayments will be at the level assumed; whether the Internalization Closing will occur and whether our management changes will be successfully implemented; whether RAIT will be able to dispose of its industrial portfolio or sell the other properties; the availability of financing and capital, including through the capital and securitization markets; costs, uncertainty and disruption caused by or related to the actions of activist shareholders, and those disclosed in RAIT’s filings with the Securities and Exchange Commission. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Contact

Andres Viroslav

215-207-2100

aviroslav@rait.com

FINANCIAL HIGHLIGHTS

($'s in 000's)	For the Three Months Ended
	September 30, 2016		June 30, 2016			March 31, 2016		December 31, 2015		September 30, 2015
OPERATING DATA:
Lending:
Investments in loans	$1,373,615		$1,495,343			$1,612,632		$1,623,583		$1,588,097
Gross loan production	$25,550		$23,185			$40,475		$321,837		$237,674
CMBS income	$305		$(260)			$171		$1,135		$434
CMBS loans sold	$13,800		$21,377			$-		$85,430		$116,251
Average CMBS Gain on Sale (points)	2.2		(1.2)		(a)	-		1.3		0.4

Real estate portfolio:
Gross real estate investments	$965,362		$1,095,024			$1,130,295		$1,145,630		$1,047,439
Property income	$29,614		$29,665			$30,055		$29,756		$29,968
Operating expenses	$14,635		$14,327			$14,848		$14,922		$14,991
Net operating income	$14,979		$15,338			$15,207		$14,834		$14,977
NOI margin	50.6%		51.7%			50.6%		49.9%		50.0%

EARNINGS & DIVIDENDS:
Earnings (loss) per share from continuing operations - diluted	$(0.02)		$(0.15)			$(0.22)		$(0.02)		$(0.11)
Earnings (loss) per share from discontinued operations - diluted	$0.02		$0.07			$0.02		$0.04		$0.04
Earnings (loss) per share -- diluted	$-		$(0.08)			$(0.20)		$0.02		$(0.07)
FFO per share	$0.12		$(0.04)			$(0.03)		$(0.07)		$0.03
CAD per share	$0.12		$0.12			$0.14		$0.19		$0.20
Dividends per share	$0.09		$0.09			$0.09		$0.09		$0.18
CAD payout ratio	75.0%		75.0%			64.3%		47.4%		90.0%

CAPITALIZATION AND COVERAGE RATIOS:
Recourse/Non-Recourse Debt:
Recourse	$509,938		$479,608			$509,466		$484,764		$576,557
Non-Recourse	1,441,510		1,620,777			1,830,841		1,914,711		1,648,412
Total Recourse/Non-Recourse debt	1,951,448		2,100,385			2,340,307		2,399,475		2,224,969
Preferred shares (par)	333,144		332,187			332,187		332,187		332,187
Common shares (market capitalization)	311,550		288,540			288,474		247,284		450,854
Noncontrolling interests, at carrying value (b)	5,386		1,792			2,782		3,948		4,727
Total capitalization	$2,601,528		$2,722,904			$2,963,750		$2,982,894		$3,012,737

Total Liabilities/Total Gross Assets	74.9%		75.7%			77.3%		77.4%		76.7%
Total Liabilities + Preferred/Total Gross Assets	83.0%		83.4%			84.6%		84.5%		84.2%

Interest Coverage	1.79	x	1.82	x		1.84	x	1.93	x	1.80	x
Interest + Preferred Coverage	1.41	x	1.46	x		1.49	x	1.54	x	1.41	x

OTHER KEY BENCHMARKS:
Total Assets Under Management (AUM)	$5,128,101		$5,491,448			$5,854,824		$5,923,601		$5,820,702
Total Gross Assets	$4,118,215		$4,275,086			$4,551,613		$4,634,035		$4,461,691
(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

(b)	Excludes IRT.

BALANCE SHEETS

CONSOLIDATED, by quarter

($'s in 000's)	As of
	September 30, 2016	June 30, 2016	March 31, 2015	December 31, 2015	September 30, 2015
Assets
Investments in loans:
Investment in loans	$1,373,615	$1,495,343	$1,612,632	$1,623,583	$1,588,097
Allowance for loan losses	(18,655)	(18,237)	(18,165)	(17,097)	(14,646)
Investments in loans, net	1,354,960	1,477,106	1,594,467	1,606,486	1,573,451
Investments in real estate:
Investments in real estate at cost	965,362	1,095,024	1,130,295	1,145,630	1,047,439
Accumulated depreciation	(156,613)	(164,037)	(164,999)	(158,688)	(153,277)
Investments in real estate, net	808,749	930,987	965,296	986,942	894,162
Investments in securities, at fair value	—	—	—	—	—
Cash and cash equivalents	36,019	38,726	72,425	87,581	75,708
Restricted cash	229,957	152,650	193,151	207,599	151,870
Accrued interest receivable	41,603	42,139	49,987	47,343	56,249
Other assets	81,546	64,385	70,580	67,566	70,839
Intangible assets, net	23,165	25,668	26,679	28,864	31,629
Assets of discontinued operations	1,306,532	1,308,403	1,345,185	1,383,547	1,402,922
Total assets	$3,882,531	$4,040,064	$4,317,770	$4,415,928	$4,256,830

Liabilities and Equity
Indebtedness, net	$1,975,863	$2,124,906	$2,364,902	$2,399,475	$2,224,969
Accrued interest payable	10,464	10,401	11,985	8,595	13,190
Accounts payable and accrued expenses	20,082	16,328	15,785	22,557	23,692
Derivative liabilities	1,748	2,809	4,181	4,727	8,960
Borrowers' escrows, dividends payable and other liabilities	168,692	176,789	197,967	197,908	183,619
Liabilities of discontinued operations	906,225	903,907	923,352	952,530	969,469
Total liabilities	3,083,074	3,235,140	3,518,172	3,585,792	3,423,899
Series D preferred stock	90,728	88,861	87,085	85,395	83,787

Equity:
Shareholders' Equity:
7.75% Series A Preferred shares	53	53	53	53	53
8.375% Series B Preferred shares	23	23	23	23	23
8.875% Series C Preferred shares	17	17	17	17	17
Common shares, $0.03 par value per share	2,766	2,766	2,756	2,748	2,727
Additional paid in capital	2,090,210	2,088,781	2,087,913	2,087,137	2,082,695
Accumulated other comprehensive income (loss)	(112)	(972)	(2,434)	(4,699)	(8,022)
Retained earnings (deficit)	(1,731,141)	(1,722,936)	(1,707,143)	(1,680,751)	(1,674,412)
Total shareholders' equity	361,816	367,732	381,185	404,528	403,081
Noncontrolling interests - continuing operations	5,386	1,792	2,782	3,948	4,727
Noncontrolling interests - discontinued operations	341,527	346,539	328,546	336,265	341,336
Total noncontrolling interests	346,913	348,331	331,328	340,213	346,063
Total equity	708,729	716,063	712,513	744,741	749,144
Total liabilities and equity	$3,882,531	$4,040,064	$4,317,770	$4,415,928	$4,256,830

STATEMENTS OF OPERATIONS, FFO & CAD

CONSOLIDATED – THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2016

($'s in 000's, except per share amounts)	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue:
Net interest margin
Investment interest income	$20,189	$24,468	$69,510	$71,823
Investment interest expense	(8,512)	(8,021)	(26,957)	(22,517)
Net interest margin	11,677	16,447	42,553	49,306
Property income	29,614	29,968	89,335	94,401
Fee and other income	1,946	2,537	5,974	14,760
Total revenue	43,237	48,952	137,862	158,467

Expenses:
Interest expense	13,298	14,723	43,135	46,259
Real estate operating expenses	14,635	14,991	43,810	47,804
Compensation expenses	6,245	5,541	17,367	15,648
General and administrative expenses	3,708	3,769	12,007	12,762
Acquisition and integration expenses	197	153	376	1,392
Provision for loan losses	1,533	1,850	4,202	5,850
Depreciation and amortization expense	11,466	10,482	39,273	34,622
Total expenses	51,082	51,509	160,170	164,337
Operating Income	(7,845)	(2,557)	(22,308)	(5,870)
Other income (expense)	(70)	(398)	30	(1,035)
Gains (loss) on assets	18,194	7,430	23,811	24,711
Asset impairment	(18,872)	(7,250)	(26,658)	(7,250)
Gain (loss) on debt extinguishment	(6)	—	998	—
Change in fair value of financial instruments	(1,375)	620	(7,055)	13,466
Income (loss) before taxes	(9,974)	(2,155)	(31,182)	24,022
Income tax benefit (provision)	15,302	(23)	18,051	(1,320)
Income from continuing operations	5,328	(2,178)	(13,131)	22,702
Discontinued operations:
Income (loss) from discontinued operations	4,112	27,004	38,473	28,831
Net income (loss)	9,440	24,826	25,342	51,533
Income allocated to preferred shares	(8,715)	(8,303)	(25,850)	(24,383)
(Income) loss allocated to noncontrolling interests	(729)	(23,055)	(24,920)	(21,823)
Net income (loss) available to common shares	$(4)	$(6,532)	$(25,428)	$5,327

Amount attributable to common shares:
Net income (loss) available to common shares from continuing operations	$(2,048)	$(10,009)	$(35,526)	$24
Net income (loss) available to common shares from discontinued operations	2,044	3,477	10,098	5,303
Net income (loss) available to common shares	$(4)	$(6,532)	$(25,428)	$5,327

EPS - Basic:
Earnings (loss) per share from continuing operations	$(0.02)	$(0.11)	$(0.39)	$—
Earnings (loss) per share from discontinued operations	0.02	0.04	0.11	0.06
Earnings Per Share - Basic	$-	$(0.07)	(0.28)	0.06

EPS - Diluted:
Earnings (loss) per share from continuing operations	$(0.02)	$(0.11)	$(0.39)	$—
Earnings (loss) per share from discontinued operations	0.02	0.04	0.11	0.06
Earnings Per Share - Diluted	$-	$(0.07)	(0.28)	0.06
Weighted-average shares outstanding - Basic	91,201,784	87,110,958	91,137,041	83,799,244
Weighted-average shares outstanding - Diluted	91,201,784	87,110,958	91,137,041	85,645,609

FUNDS FROM OPERATIONS (FFO):
Net Income (loss) available to common shares	$(4)	$(6,532)	$(25,428)	$5,327
Add-Back (Deduct):
Depreciation	8,884	8,712	28,539	28,228
(Gains) Losses on the sale of real estate	(18,194)	(7,430)	(24,301)	(24,711)
Asset impairment	18,872	7,250	26,658	7,250
Adjustments related to discontinued operations	1,195	909	(1,322)	2,847
FFO	$10,753	$2,909	$4,146	$18,941
FFO per share--basic	$0.12	$0.03	$0.05	$0.23
Weighted-average shares outstanding	91,201,784	87,110,958	91,137,041	83,799,244

CASH AVAILABLE FOR DISTRIBUTION (CAD):
Net Income (loss) available to common shares	$(4)	$(6,532)	$(25,428)	$5,327
Add-Back (Deduct):
Depreciation and amortization expense	11,466	10,482	39,273	34,622
Change in fair value of financial instruments	1,375	(620)	7,055	(13,466)
(Gains) losses on assets	(18,194)	(7,430)	(23,811)	(24,711)
(Gains) losses on debt extinguishment	6	—	(998)	—
Deferred income tax (benefit) provision	(15,249)	—	(18,090)	—
Straight-line rental adjustments	(622)	(78)	(1,182)	(53)
Equity based compensation	819	941	2,841	3,256
Acquisition and integration expenses	197	153	376	1,392
Origination fees and other deferred items	8,536	10,353	21,377	25,360
Provision for losses	1,533	1,850	4,202	5,850
Asset impairment	18,872	7,250	26,658	7,250
Discontinued operations and noncontrolling interest effect of certain adjustments	1,885	1,017	1,762	4,242
CAD	$10,619	$17,386	$34,035	$49,070
CAD per share	$0.12	$0.20	$0.37	$0.59
Weighted-average shares outstanding	91,201,784	87,110,958	91,137,041	83,799,244

STATEMENT OF OPERATIONS, FFO & CAD

CONSOLIDATED – by quarter

($'s in 000's, except per share amounts)	For the Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenue:
Net interest margin
Investment interest income	$20,189	$23,519	$25,802	$26,609	$24,468
Investment interest expense	(8,512)	(9,125)	(9,320)	(6,733)	(8,021)
Net interest margin	11,677	14,394	16,482	19,876	16,447
Property income	29,614	29,665	30,055	29,756	29,968
Fee and other income	1,946	1,914	2,114	3,515	2,537
Total revenue	43,237	45,973	48,651	53,147	48,952
Expenses:
Interest expense	13,298	13,967	15,870	15,491	14,723
Real estate operating expenses	14,635	14,327	14,848	14,922	14,991
Compensation expenses	6,245	5,921	5,201	6,333	5,541
General and administrative expenses	3,708	4,493	3,806	4,635	3,769
Acquisition and integration expenses	197	70	109	940	153
Provision for loan losses	1,533	1,344	1,325	2,450	1,850
Depreciation and amortization expense	11,466	15,134	12,673	10,951	10,482
Total expenses	51,082	55,255	53,832	55,723	51,509
Operating Income	(7,845)	(9,283)	(5,181)	(2,576)	(2,557)
Other income (expense)	(70)	39	61	(49)	(398)
Gains (loss) on assets	18,194	5,812	(195)	12,682	7,430
Asset impairment	(18,872)	(3,864)	(3,922)	(929)	(7,250)
Gain (loss) on deconsolidation of VIEs	—	—	—	—	—
Gain (loss) on debt extinguishment	(6)	660	344	1	—
Net gain from collateral management sale	—	—	—	—	—
Change in fair value of financial instruments	(1,375)	(1,592)	(4,088)	(1,828)	620
Income (loss) before taxes	(9,974)	(8,228)	(12,981)	7,301	(2,155)
Income tax benefit (provision)	15,302	1,756	993	(1,478)	(23)
Income (loss) from continuing operations	5,328	(6,472)	(11,988)	5,823	(2,178)
Discontinued operations:
Income (loss) from discontinued operations	4,112	32,877	1,485	6,069	27,004
Net income (loss)	9,440	26,405	(10,503)	11,892	24,826
Income allocated to preferred shares	(8,715)	(8,615)	(8,520)	(8,447)	(8,303)
(Income) loss allocated to noncontrolling interests	(729)	(25,370)	1,179	(1,682)	(23,055)
Net income (loss) available to common shares	$(4)	$(7,580)	$(17,844)	$1,763	$(6,532)

Amount attributable to common shares:
Net income (loss) available to common shares from continuing operations	$(2,048)	$(14,116)	$(19,363)	$(1,865)	$(10,009)
Net income (loss) available to common shares from discontinued operations	2,044	6,536	1,519	3,628	3,477
Net income (loss) available to common shares	$(4)	$(7,580)	$(17,844)	$1,763	$(6,532)

EPS - Basic:
Earnings (loss) per share from continuing operations	$(0.02)	$(0.15)	$(0.22)	$(0.02)	$(0.11)
Earnings (loss) per share from discontinued operations	0.02	0.07	0.02	0.04	0.04
Earnings Per Share - Basic	$-	$(0.08)	$(0.20)	$0.02	$(0.07)

EPS - Diluted:
Earnings (loss) per share from continuing operations	$(0.02)	$(0.15)	$(0.22)	$(0.02)	$(0.11)
Earnings (loss) per share from discontinued operations	0.02	0.07	0.02	0.04	0.04
Earnings Per Share - Diluted	$-	$(0.08)	$(0.20)	$0.02	$(0.07)

Weighted-average shares outstanding - Basic	91,201,784	91,190,583	91,018,160	90,642,318	87,110,958
Weighted-average shares outstanding - Diluted	91,201,784	91,190,583	91,018,160	90,842,752	87,110,958

Funds From Operations (FFO):
Net Income (loss) available to common shares	(4)	(7,580)	$(17,844)	$1,763	$(6,532)
Add-Back (Deduct):
Depreciation	8,884	9,484	10,171	8,809	8,712
(Gains) Losses on the sale of real estate	(18,194)	(6,302)	195	(12,391)	(7,430)
Asset impairment	18,872	3,864	3,922	929	7,250
Adjustments related to discontinued operations	1,195	(3,342)	825	(5,130)	909
FFO	$10,753	$(3,876)	$(2,731)	$(6,020)	$2,909
FFO per share	$0.12	$(0.04)	$(0.03)	$(0.07)	$0.03
Weighted average shares	91,201,784	91,190,583	91,018,160	90,642,318	87,110,958

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$(4)	$(7,580)	$(17,844)	$1,763	$(6,532)
Add-Back (Deduct):
Depreciation and amortization expense	11,466	15,134	12,673	10,951	10,482
Change in fair value of financial instruments	1,375	1,592	4,088	1,828	(620)
(Gains) losses on assets	(18,194)	(5,812)	195	(12,682)	(7,430)
(Gains) losses on deconsolidation of VIEs	—	—	—	—	—
(Gain) loss on debt extinguishment	6	(660)	(344)	—	—
Deferred income tax (benefit) provision	(15,249)	(1,733)	(1,108)	—	—
Straight-line rental adjustments	(622)	(142)	(418)	148	(78)
Equity based compensation	819	954	1,068	715	941
Acquisition and integration expenses	197	70	109	940	153
Origination fees and other deferred items	8,536	5,911	6,930	9,215	10,353
Provision for losses	1,533	1,344	1,325	2,450	1,850
Asset impairment	18,872	3,864	3,922	929	7,250
Discontinued operations and noncontrolling interest effect of certain adjustments	1,885	(2,405)	2,282	820	1,017
CAD	$10,619	$10,537	$12,879	$17,077	$17,386
CAD per share	$0.12	$0.12	$0.14	$0.19	$0.20
Weighted average shares	91,201,784	91,190,583	91,018,160	90,642,318	87,110,958

FEE AND OTHER INCOME

TRAILING 5 QUARTERS

($'s in 000's)	Three Months Ended					Nine Months Ended September 30,
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	2016	2015

CMBS income (a)	$305	$(260)	$171	$1,135	$434	$216	$6,111
Property management & leasing fees	1,490	2,014	1,567	2,300	2,045	5,071	7,755
Property reimbursement income	22	23	22	-	-	67	-
Other income	129	137	354	80	58	620	894
Fee and other income, as reported	1,946	1,914	2,114	3,515	2,537	5,974	14,760
Fee and other income, discontinued operations	661	861	738	1,026	768	2,260	1,768

Add: Items eliminated in consolidation:
IRT Property management fees (b)	1,219	1,229	1,262	1,294	861	3,710	2,380
IRT advisory fees (b)	1,933	1,862	1,696	1,882	1,259	5,491	3,731
Total fee and other income	$5,759	$5,866	$5,810	$7,717	$5,425	$17,435	$22,639

(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

(b)

Represent fees paid by IRT to RAIT affiliates for services rendered.  Fees are eliminated in the consolidation of IRT.  As of September 30, 2016, RAIT owns 15.4% of the outstanding common shares of IRT.  Excludes property management fees from RAIT owned properties.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND COVERAGE RATIOS

($'s in 000's)	Three Months Ended										Nine Months Ended September 30,
	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		2016		2015
ADJUSTED EBITDA:
Net income (loss)	$9,440		$26,405		$(10,503)		$11,892		$24,826		$25,342		$51,533
Add (deduct):
Investment interest expense	8,512		9,125		9,320		6,733		8,021		26,957		22,517
Interest expense	13,298		13,967		15,870		15,491		14,723		43,135		46,259
Acquisition and integration expenses	197		70		109		940		153		376		2,119
Depreciation and amortization	11,466		15,134		12,673		10,951		10,482		39,273		34,622
(Gains) losses on assets	(18,194)		(5,812)		195		(12,682)		(7,430)		(23,811)		(24,711)
Asset impairment	18,872		3,864		3,922		929		7,250		26,658		7,250
(Gain) loss on debt extinguishment	6		(660)		(344)		-		-		(998)		-
Change in fair value of financial instruments	1,375		1,592		4,088		1,828		(620)		7,055		(13,466)
Income tax (benefit) provision	(15,302)		(1,756)		(993)		1,478		23		(18,051)		1,320
Additions (deductions) from discontinued operations	15,983		(12,650)		18,781		15,138		(14,358)		22,114		5,554
Adjusted EBITDA	$45,653		$49,279		$53,118		$52,698		$43,070		$148,050		$132,997

INTEREST COST:
Investment interest expense	$8,512		$9,125		$9,320		$6,733		$8,021		$26,957		$22,517
Interest expense	13,298		13,967		15,870		15,491		14,723		43,135		46,259
Interest expense - IRT	8,820		8,923		9,712		9,917		4,851		27,455		12,671
Total Interest Expense	30,630		32,015		34,902		32,141		27,595		97,547		81,447
Less: Amortization of deferred financing costs and debt discounts	(5,131)		(4,995)		(6,076)		(4,840)		(3,645)		(16,202)		(13,103)
Interest Cost	$25,499		$27,020		$28,826		$27,301		$23,950		$81,345		$68,344

PREFERRED COST:
Net income allocated to preferred shares	$8,715		$8,615		$8,520		$8,447		$8,303		$25,850		$24,383
Less: preferred share discount amortization	(1,867)		(1,776)		(1,690)		(1,608)		(1,725)		(5,333)		(4,930)
Preferred cost	$6,848		$6,839		$6,830		$6,839		$6,578		$20,517		$19,453

INTEREST COVERAGE:	1.79	x	1.82	x	1.84	x	1.93	x	1.80	x	1.82	x	1.95	x
INTEREST + PREFERRED COVERAGE:	1.41	x	1.46	x	1.49	x	1.54	x	1.41	x	1.45	x	1.51	x

LOAN PORTFOLIO DATA

Loan Portfolio Data, as of September 30, 2016
($'s in 00's)
Loan Type	Unpaid Principal Balance	Weighted Average Coupon	Remaining Life, Years (weighted average)	# of Loans
Bridge loans	$1,187,277	5.7%	1.5	97
Conduit loans	41,455	4.8%	9.0	3
Mezzanine loans	110,055	9.3%	3.2	34
Preferred equity investments	36,828	7.2%	8.8	14
Total	1,375,615	6.0%	2.0	148
Unamortized discounts, fees and costs	(2,000)
Aggregate carrying amount	$1,373,615

Loan Portfolio Data Trends
($'s on 000's)
	For the Three Months Ended					For the Nine Months Ended September 30,
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	2016	2015
Bridge First Mortgage loans:
Origination volume	$25,550	$18,185	$31,675	$249,937	$172,478	$75,410	$357,903
# of loans originated	2	2	4	16	17	8	36
Loan payoffs	$99,601	$109,285	$44,062	$98,474	$8,039	$252,948	$101,556
Unpaid principal balance (period end)	$1,187,277	$1,273,846	$1,363,132	$1,378,089	$1,305,086	$1,187,277	$1,305,086
Weighted average coupon (period end)	5.7%	5.7%	5.6%	5.6%	5.4%	5.7%	5.4%

Conduit First Mortgage loans (for sale):
Origination volume	$-	$5,000	$8,800	$71,900	$65,196	$13,800	$312,154
# of loans originated	-	1	1	12	8	2	30
Loans sold to securitization	$13,800	$21,377	$-	$85,430	$116,251	$35,177	$339,549
CMBS income (a)	305	(260)	171	1,135	434	216	6,111
Securitization profit % (a)	2.2%	-1.2%	-	1.3%	0.4%	0.6%	1.8%
Unpaid principal balance (period end)	$41,455	$41,455	$57,928	$49,239	$62,986	$41,455	$62,986
Weighted average coupon (period end)	4.8%	4.8%	4.9%	4.8%	4.8%	4.8%	4.8%

Mezzanine and Preferred Equity Investments:
Origination volume	$—	$—	$—	$—	$—	$—	$5,000
Loan payoffs	$33,635	$10,678	$10,991	$23,143	$31,068	$55,304	$68,055
Unpaid principal balance (period end)	146,883	181,520	193,652	199,793	236,608	146,883	236,608
Weighted average coupon (period end)	8.8%	8.9%	9.4%	9.5%	9.1%	8.8%	9.1%

Non-accrual loans:
Bridge loans	$92,035	$17,235	$15,645	$15,645	$15,645	$92,035	$15,645
Mezzanine and preferred equity	$17,433	18,467	20,044	20,292	24,851	17,433	24,851
Total non-accrual loans	$109,468	$35,702	$35,689	$35,937	$40,496	$109,468	$40,496

Credit status:
Satisfactory	$1,247,647	$1,367,819	$1,482,723	$1,494,884	$1,538,388	$1,247,647	$1,538,388
Watchlist -- expecting full recovery	18,500	74,800	77,800	77,800	18,296	18,500	18,296
Watchlist -- with reserves (Impaired Loans)	109,468	54,202	54,189	54,437	47,996	109,468	47,996
Total	$1,375,615	$1,496,821	$1,614,712	$1,627,121	$1,604,680	$1,375,615	$1,604,680

Loan loss reserves:
Beginning balance	$18,237	$18,165	$17,097	$14,647	$12,797	$17,097	$9,218
Provision	1,533	1,344	1,325	2,450	1,850	4,699	5,850
Charge-offs, net of recoveries	(1,115)	(1,272)	(257)	—	—	(2,644)	(421)
Ending balance	$18,655	$18,237	$18,165	$17,097	$14,647	$19,152	$14,647

Statistics as a % of Total Loans (period end):
Non-accrual loans	8.0%	2.4%	2.2%	2.2%	2.5%	8.0%	2.5%
Watchlist -- expecting full recovery	1.3%	5.0%	4.8%	4.8%	1.1%	1.3%	1.1%
Watchlist -- with reserves (Impaired Loans)	8.0%	3.6%	3.4%	3.3%	3.0%	8.0%	3.0%
Loan loss reserves	1.4%	1.2%	1.1%	1.1%	0.9%	1.4%	0.9%

(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

REAL ESTATE PORTFOLIO DATA

Real Estate Portfolio Summary, as of September 30, 2016
($'s in 000's)
Property Type	Gross Cost		# of Properties	Units/Square Feet/Acres	Weighted Average Occupancy	Weighted Average Rental Rate
RAIT:
Multifamily	$284,529		12	3,221	92.3%	$898.22	per unit, per month
Office	333,337		14	2,145,968	78.5%	$20.26	per square foot, per year
Retail	123,434		5	1,378,171	72.4%	$14.73	per square foot, per year
Industrial	93,462		12	1,840,577	70.5%	$3.28	per square foot, per year
Redevelopment	80,042		2	1,206,514
Land	50,558		7	13.7
Total RAIT Owned	965,362		52
Accumulated depreciation	(156,613)
Carrying Amount	$808,749

Real Estate Same Store Property Trends	For the Three Months Ended						For the Nine Months Ended September 30,
($'s in 000's)	September 30, 2016		June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	2016		2015
RAIT Multifamily Portfolio:
# of Properties	12		12	12	12	12	12		12
# of Units	3,221		3,221	3,221	3,221	3,221	3,221		3,221
Property income	$8,552		$8,554	$8,348	$8,189	$8,175	$25,454		$24,044
Operating expenses	4,306		4,111	4,002	4,111	4,010	12,419		12,003
Net operating income	4,246		4,443	4,346	4,078	4,165	13,035		12,041
NOI margin	49.6%		51.9%	52.1%	49.8%	50.9%	51.2%		50.1%
Occupancy	92.3%		94.0%	93.2%	92.8%	93.6%	93.2%		93.4%
Effective monthly rental rate, per unit	$898		$888	$870	$859	$848	$885		$835

RAIT Office Portfolio:
# of Properties	14		14	14	14	14	14		14
Square feet	2,145,968		2,145,968	2,145,968	2,145,968	2,145,968	2,145,968		2,145,968
Property income	$9,949	(b)	$8,742	$8,840	$8,813	$9,279	$27,531		$26,800
Operating expenses	3,839		4,039	4,013	4,141	4,043	11,891		12,009
Net operating income	6,110		4,703	4,827	4,672	5,236	15,640		14,791
NOI margin	61.4%		53.8%	54.6%	53.0%	56.4%	56.8%		55.2%
Occupancy	78.6%		77.8%	78.2%	79.4%	79.4%	78.2%		77.9%
Effective annual rental rate, per square foot	$20.12		$19.81	$19.88	$19.81	$20.06	$19.94		$20.05

RAIT Retail Portfolio:
# of Properties	5		5	5	5	5	5		5
Square feet	1,378,171		1,378,171	1,378,171	1,378,171	1,378,171	1,378,171		1,378,171
Property income	$3,676		$3,575	$3,542	$3,580	$3,469	$10,793		$10,900
Operating expenses	1,881		1,900	2,028	1,987	2,124	5,809		6,421
Net operating income	1,795		1,675	1,514	1,593	1,345	4,984		4,479
NOI margin	48.8%		46.9%	42.7%	44.5%	38.8%	46.2%		41.1%
Occupancy	72.4%		73.2%	71.3%	68.6%	69.0%	72.3%		69.8%
Effective annual rental rate, per square foot	$14.73		$13.63	$14.39	$15.23	$14.71	$14.25		$14.91

RAIT Industrial Portfolio:
No same store properties	—		—	—	—	—	—		—

Total RAIT Same Store Revenue	$22,177	(b)	$20,871	$20,730	$20,582	$20,923	$63,778	(b)	$61,744
Total RAIT Same Store Operating expenses	10,026		10,050	10,043	10,239	10,177	30,119		30,433
Total RAIT Same Store Net operating income (a)	$12,151		$10,821	$10,687	$10,343	$10,746	$33,659		$31,311
RAIT NOI Increase	13.1%	(b)					7.5%	(b)

(a)	See definition and reconciliation to net income in the definitions section.
(b)

Includes a one-time lease termination fee of $1.1 million.  Excluding the lease termination fee, RAIT Same Store NOI increase was 2.8% for the three months ended September 30, 2016 and 4.0% for the nine months ended September 30, 2016.

REAL ESTATE PROPERTIES

CHANGES IN THE PORTFOLIO – YEAR-TO-DATE SEPTEMBER 30, 2016:

($'s in 000's)	City & State	Square Feet / Units/Acres	Month Acquired / Sold	Transaction	Value
ADDITIONS:
Industrial
Gettysburg Pike 6930	Fort Wayne, IN	161,000	Apr 2016	Loan conversion (a)	$5,670
Gettysburg Pike 6932	Fort Wayne, IN	63,804	Apr 2016	Loan conversion (a)	2,460
Total Industrial		224,804			8,130

Office:
Lake Avenue	Fort Wayne, IN	25,200	Apr 2016	Loan conversion (a)	3,220
Moreau Court	South Bend, IN	82,396	Apr 2016	Loan conversion (a)	7,030
Total Office		107,596			10,250
Total Additions:					$18,380

SALES:
Multifamily:
Ventura	Gainesville, FL	208	Mar 2016	Sale	$8,750
Desert Wind	Phoenix, AZ	216	May 2016	Sale	8,750
Las Vistas	Phoenix, AZ	200	May 2016	Sale	10,500
Penny Lane	Mesa, AZ	136	May 2016	Sale	10,000
Sandal Ridge	Mesa, AZ	196	May 2016	Sale	12,250
Silversmith	Jacksonville, FL	140	Jun 2016	Sale	6,200
Augusta	Las Vegas, NV	272	Sep 2016	Sale	37,500
Coles Crossing	Cypress, TX	370	Sep 2016	Sale	43,750
Eagle Ridge	Colton, CA	144	Sep 2016	Sale	18,431
Grand Terrace	Colton, CA	208	Sep 2016	Sale	26,219
Total Multifamily		2,090			182,350

Office:
Mineral Business Center	Denver, CO	117,461	Mar 2016	Sale	7,949
Total Office		117,461			7,949

Land:
Saxony Inn	Daytona Beach, FL	0.5	Apr 2016	Sale	1,500
Total Land		0.5			1,500
Total RAIT Sales:					$191,799
(a)	Represents one loan portfolio conversion.

REAL ESTATE PROPERTIES, AS OF SEPTEMBER 30, 2016

($'s in 000's)						INVESTMENTS IN REAL ESTATE
Property Name	Location	Units/ Square Feet/ Acres	Year of Acquisition	Description	Status	Gross Cost	Accumulated Depreciation	Net Book Value	Occupancy (Period End)	Average Occupancy (a)	Rental Rate (b)
RAIT MULTIFAMILY PORTFOLIO:
Mandalay Bay	Austin, TX	300	2008	Multi-Family	Marketing for Sale	$28,325	$(6,833)	$21,492	94.0%	92.6%	$1,050
Oyster Point	Newport News, VA	278	2008	Multi-Family	Marketing for Sale	16,750	(5,120)	11,630	89.9%	90.8%	674
Tuscany Bay	Orlando, FL	396	2008	Multi-Family	Marketing for Sale	37,630	(9,116)	28,514	96.5%	94.4%	852
Tierra Bella	Las Vegas, NV	98	2009	Multi-Family	Marketing for Sale	11,119	(2,289)	8,830	92.9%	91.3%	949
Regency Meadows	Las Vegas, NV	120	2009	Multi-Family	Marketing for Sale	9,289	(2,159)	7,130	90.8%	92.6%	629
Ashford Place	Tampa, FL	369	2009	Multi-Family	Marketing for Sale	27,412	(6,489)	20,923	81.0%	84.9%	839
Emerald Bay	Las Vegas, NV	337	2009	Multi-Family	Marketing for Sale	29,871	(6,998)	22,873	94.1%	93.6%	679
Lexington	Jackson, MS	220	2010	Multi-Family	Hold	16,874	(3,236)	13,638	97.3%	95.0%	895
Trails at Northpointe	Jackson, MS	144	2010	Multi-Family	Marketing for Sale	7,804	(1,685)	6,119	91.0%	90.1%	701
Ellington Apartments	Miami Gardens, FL	343	2011	Multi-Family	Marketing for Sale	31,465	(4,859)	26,606	94.9%	94.9%	1,113
South Terrace	Durham, NC	328	2013	Multi-Family	Hold	38,064	(3,836)	34,228	95.4%	93.9%	1,034
River Park West	Houston, TX	288	2013	Multi-Family	Marketing for Sale	29,926	(2,600)	27,326	94.8%	93.5%	1,138
Subtotal -- Multifamily		3,221				$284,529	$(55,220)	$229,309	92.7%	92.3%	$898

RAIT OFFICE PORTFOLIO:
Reuss	Milwaukee, WI	578,104	2004	Office	Hold	$63,974	$(23,157)	$40,817	55.9%	55.9%	$18.63
McDowell	Scottsdale, AZ	255,573	2007	Office	Hold	73,792	(17,705)	56,087	99.7%	99.7%	25.02
Executive Center	Milwaukee, WI	102,017	2009	Office	Hold	11,900	(3,090)	8,810	96.7%	96.7%	18.75
1501 Yamato Road	Boca Raton, FL	171,489	2009	Office	Hold	47,215	(9,920)	37,295	100.0%	100.0%	19.75
Executive Mews - Willow Grove	Willow Grove, PA	86,554	2010	Office	Hold	12,770	(2,591)	10,179	75.0%	78.8%	25.00
Executive Mews - Cherry Hill	Cherry Hill, NJ	112,146	2010	Office	Hold	12,361	(3,075)	9,286	80.3%	79.4%	18.39
Tiffany Square	Colorado Springs, CO	184,219	2010	Office	Hold	16,578	(3,323)	13,255	74.6%	74.6%	15.59
Four Resource Square	Charlotte, NC	151,916	2011	Office	Hold	21,306	(3,472)	17,834	90.1%	90.1%	17.02
UBS Tower	St. Paul, MN	228,882	2012	Office	Hold	20,691	(4,388)	16,303	80.7%	79.0%	19.37
Rutherford	Woodlawn, MD	85,806	2014	Office	Hold	7,691	(1,508)	6,183	87.9%	87.9%	19.33
Union Medical	Colorado Springs, CO	151,299	2014	Office	Hold	28,929	(2,683)	26,246	89.0%	80.9%	26.27
100 East Lancaster Avenue	Downingtown, PA	37,963	2014	Office	Hold	7,097	(405)	6,692	74.3%	74.3%	25.25
Lake Avenue	Fort Wayne, IN	25,200	2016	Office	Hold	3,011	(43)	2,968	100.0%	100.0%	15.95
Moreau Court	South Bend, IN	82,396	2016	Office	Hold	6,022	(121)	5,901	69.4%	69.4%	25.25
Subtotal -- Office		2,253,564				$333,337	$(75,481)	$257,856	79.1%	78.5%	$20.26

RAIT INDUSTRIAL PORTFOLIO:
Adams Aircraft	Englewood, CO	48,790	2015	Industrial	Hold (c)	$4,746	$(140)	$4,606	28.7%	14.3%	$7.50
South Midco	Witchita, KS	73,740	2015	Industrial	Hold (c)	3,696	(117)	3,579	100.0%	100.0%	8.84
East Glendale	Sparks, NV	31,976	2015	Industrial	Hold (c)	1,121	(24)	1,097	100.0%	100.0%	4.66
Perry Avenue	Attleboro, MA	456,000	2015	Industrial	Hold (c)	26,573	(835)	25,738	100.0%	100.0%	4.58
Interstate Drive	West Springfield, MA	143,025	2015	Industrial	Hold (c)	5,162	(161)	5,001	0.0%	25.0%	-
Hunt Valley Circle	New Kensington, PA	198,000	2015	Industrial	Hold (c)	9,613	(292)	9,321	100.0%	100.0%	4.70
Kirby Circle	Palm Bay, FL	231,313	2015	Industrial	Hold (c)	16,845	(536)	16,309	0.0%	0.0%	-
Rex Boulevard	Auburn Hills, MI	151,200	2015	Industrial	Hold (c)	7,464	(205)	7,259	0.0%	0.0%	-
Square Drive	Marysville, OH	130,044	2015	Industrial	Hold (c)	5,202	(166)	5,036	100.0%	100.0%	3.13
Fondorf Drive	Columbus, OH	151,685	2015	Industrial	Hold (c)	5,398	(176)	5,222	93.1%	93.1%	3.98
Gettysburg Pike 6930	Fort Wayne, IN	161,000	2016	Industrial	Hold	5,333	(75)	5,258	100.0%	100.0%	3.92
Gettysburg Pike 6932	Fort Wayne, IN	63,804	2016	Industrial	Hold	2,309	(34)	2,275	100.0%	100.0%	3.36
Subtotal -- Industrial		1,840,577				$93,462	$(2,761)	$90,701	69.0%	70.5%	$3.28

RAIT RETAIL PORTFOLIO:
Sharpstown Mall	Houston, TX	637,646	2009	Retail	Hold	$43,681	$(9,922)	$33,759	54.5%	49.2%	$16.17
South Plaza	Nashville, TN	284,697	2011	Retail	Hold	23,402	(3,519)	19,883	88.2%	87.7%	9.08
May’s Crossing	Round Rock, TX	64,084	2012	Retail	Hold	8,508	(1,108)	7,400	81.5%	80.2%	17.02
Oakland Square	Troy, MI	220,226	2014	Retail	Hold	22,354	(1,282)	21,072	100.0%	100.0%	12.32
Oakland Plaza	Troy, MI	171,518	2014	Retail	Hold	25,489	(1,469)	24,020	97.0%	95.2%	21.01
Subtotal -- Retail		1,378,171				$123,434	$(17,300)	$106,134	75.3%	72.4%	$14.73

RAIT REDEVELOPMENT PORTFOLIO:
Inlet Square Mall	Myrtle Beach, SC	436,719	2009	Retail	Redevelopment	$11,390	$(3,510)	$7,880	32.3%	31.2%
Erieview Tower	Cleveland, OH	769,795	2015	Office	Redevelopment	68,652	(2,341)	66,311	44.6%	44.6%
Subtotal -- Redevelopment		1,206,514				$80,042	$(5,851)	$74,191	40.1%	39.8%

RAIT LAND PORTFOLIO:
Willow Grove	Willow Grove, PA	0.5	2001	Land	Hold	$307	$—	$307
Cherry Hill	Cherry Hill, NJ	0.5	2001	Land	Hold	307	—	307
Corey Landings	St. Pete Beach, FL	5.3	2009	Land	Hold	26,619	—	26,619
Treasure Island Resort	Daytona Beach, FL	2.5	2011	Land	Marketing for Sale	9,134	—	9,134
Sunny Shores Resort	Daytona Beach, FL	1.0	2011	Land	Marketing for Sale	3,422	—	3,422
MGS Gift Shop	Daytona Beach, FL	1.0	2011	Land	Hold	425	—	425
Beachcomber Beach Resort	Daytona Beach, FL	2.9	2011	Land	Hold	10,344	—	10,344
Subtotal -- Land		13.7				$50,558	$—	$50,558
TOTAL RAIT						$965,362	$(156,613)	$808,749

(a)         Average occupancy represents the daily average occupancy for the three-month period ended September 30, 2016.

(b)	Multifamily rental rate data is per unit, per month. Office, Industrial and Retail are per square foot, per year.
(c)	As of September 30, 2016, impairment was recognized on these properties such that their net assets approximate their liabilities.

Indebtedness oVERVIEW

As of September 30, 2016

($'S in 000's)	Unpaid Principal	Unamortized Discount and Debt Issuance Costs	Carrying Amount	Rate	Maturity Date
RAIT Indebtedness:
Recourse debt
7% convertible senior notes	$871	$(27)	$844	7.0%	04/2031
4% convertible senior notes	126,098	(6,215)	119,883	4.0%	10/2033	(a)
7.625% senior notes	57,287	(1,747)	55,540	7.6%	04/2024
7.125% senior notes	70,731	(1,545)	69,186	7.1%	08/2019
Senior secured notes	64,000	(4,560)	59,440	7.0%	04/2017-04/2019
Lending warehouse facilities
Conduit loans	6,770	(415)	6,355	3.0%	11/2016-07/2018	(c)
Floating rate loans	162,780	(506)	162,274	2.8%	12/2016-07/2018	(c)
Total	169,550	(921)	168,629	2.8%
Junior subordinated notes, at fair value	18,671	(7,355)	11,316	4.6%	03/2035
Junior subordinated notes, at amortized cost	25,100	-	25,100	3.3%	04/2037
Total Recourse Debt	532,308	(22,370)	509,938	4.8%
Non-Recourse debt
Securitization notes payable:
CRE CDO I	439,221	(5,624)	433,597	1.2%	11/2046
CRE CDO II	289,141	(3,541)	285,600	1.6%	06/2045
FL3	78,491	(438)	78,053	2.9%	12/2031
FL4	132,498	(875)	131,623	2.5%	12/2031
FL5	285,924	(3,107)	282,817	3.4%	01/2031
Total securitization notes payable	1,225,275	(13,585)	1,211,690	2.1%
Loans payable on real estate	230,678	(858)	229,820	5.8%	06/2016-04/2026	(b)
Total Non-recourse debt	1,455,953	(14,443)	1,441,510	2.7%
Other Indebtedness	24,321	94	24,415	-	-
Total RAIT Indebtedness	$2,012,582	$(36,719)	$1,975,863	3.2%

(a)	Includes the $126,098 of 4% convertible senior notes that may be put in October 2018.
(b)	Certain loans payable on real estate had maturity dates of June 2016. These loans payable on real estate are currently in the process of being refinanced with the lenders.
(c)	Includes $44.0 million of warehouse facilities secured by first mortgage loans.

(a)

DEFINITIONS

Adjusted EBITDA

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, is a non-GAAP financial measure.  We calculate Adjusted EBITDA as Net Income, before the effects of investment interest expense, interest expense, acquisition and integration expenses, depreciation and amortization, (gains) losses on assets, asset impairments, TSRE financing extinguishment and employee separation expenses, (gain) on IRT merger with TSRE, loss on deconsolidation of VIEs, net gain on collateral management sale, (gains) losses on debt extinguishments, change in fair value of financial instruments and income tax (benefit) provision.  We believe Adjusted EBITDA provides useful information to investors to ascertain our interest coverage and interest plus preferred dividends coverage ratios.

Assets Under Management

Assets under management, or AUM, is an operating measure representing the total assets that we own or are managing for third parties. While not all AUM generates fee income, it is an important operating measure to gauge our asset growth, volume of originations, size and scale of our operations and our performance. AUM includes our total investment portfolio, assets associated with unconsolidated securitizations for which we derive asset management fees and real estate properties we manage on behalf of third parties.

Cash Available for Distribution

Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, provision for loan losses and non-cash interest income and expense items). In addition, the compensation committee of our board of trustees used CAD as a metric in establishing quantitative performance based awards for certain of our executive officers beginning in 2015.  Furthermore, in measuring our performance in periods prior to 2015, CAD removes the effect of our previous consolidation of the legacy securitizations, T8 and T9, which we deconsolidated as part of our exit of the Taberna business in December 2014.

We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments; realized gains (losses) on assets; provision for loan losses; asset impairments; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in U.S. GAAP and certain other non-routine items. In the quarter ended March 31, 2016, we changed our method of calculating CAD to exclude the impact of real property sales from CAD.  We made this change in response to investor feedback to focus CAD on our core business activities.  In addition, we provide guidance regarding our expected CAD in future periods and this change removes variability resulting from the ultimate timing of future property sales.

CAD should not be considered as an alternative to net income (loss) or cash generated from operating activities, determined in accordance with U.S. GAAP, as an indicator of operating performance. For example, CAD does not adjust for the accrual of income and expenses that may not be received or paid in cash during the associated periods. Please refer to our consolidated financial statements prepared in accordance with U.S. GAAP in Part I, Item 1. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Funds from Operations

We believe that funds from operations, or FFO, which is a non-GAAP measure, is an additional appropriate measure of the operating performance of a REIT. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. Our management utilizes FFO as a measure of our operating performance. FFO is not an equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

Gross Real Estate Investments

Gross real estate investments equal investments in real estate, net plus accumulated depreciation as it appears on the consolidated balance sheet.  The following table provides a reconciliation of investments in real estate, net to total gross real estate investments.

	As of
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Investments in real estate, net	$808,749	$930,987	$965,296	$986,942	$894,162
Plus: Accumulated Depreciation	156,613	164,037	164,999	158,688	153,277
Gross real estate investments	$965,362	$1,095,024	$1,130,295	$1,145,630	$1,047,439

Interest Coverage

Interest coverage is computed as Adjusted EBITDA divided by interest costs (excluding amortization of deferred financing costs and debt discounts)

Interest + Preferred Coverage

Interest + Preferred coverage is computed as Adjusted EBITDA divided by the sum of interest costs (excluding amortization of deferred financing costs and debt discounts) and preferred costs (excluding amortization of preferred share discounts).

Net Operating Income

Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of the operating performance of its real estate portfolio. NOI is defined as total property revenue less total property operating expenses, excluding depreciation and amortization and interest expense. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our real estate portfolio performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental rates and property operating expenses.

Same Store Properties and Same Store Portfolio

RAIT reviews its same store properties or portfolio at the beginning of the calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that have been sold are excluded from the same store portfolio. Properties included in the redevelopment portfolio are not part of the same store portfolio.  A reconciliation of our same store net operating income to net income is as follows for each of the periods presented below:

($'s in 000's)	For the Three Months Ended					For the Nine Months Ended September 30,
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	2016	2015
Same store property net operating income	$22,601	$21,554	$20,893	$20,372	$20,604	$65,048	$61,310
Non same store property net operating income	(7,622)	(6,216)	(5,686)	(5,538)	(5,627)	(19,523)	(14,713)
Net interest margin	11,677	14,394	16,482	19,876	16,447	42,553	49,306
Fee and other income	1,946	1,914	2,114	3,515	2,537	5,974	14,760
Interest expense	(13,298)	(13,967)	(15,870)	(15,491)	(14,723)	(43,135)	(46,259)
Compensation expenses	(6,245)	(5,921)	(5,201)	(6,333)	(5,541)	(17,367)	(15,648)
General and administrative expenses	(3,708)	(4,493)	(3,806)	(4,635)	(3,769)	(12,007)	(12,762)
Acquisition and integration expenses	(197)	(70)	(109)	(940)	(153)	(376)	(1,392)
Provision for loan losses	(1,533)	(1,344)	(1,325)	(2,450)	(1,850)	(4,202)	(5,850)
Depreciation and amortization expense	(11,466)	(15,134)	(12,673)	(10,951)	(10,482)	(39,273)	(34,622)
Other income (expense)	(70)	39	61	(49)	(398)	30	(1,035)
Gains (loss) on assets	18,194	5,812	(195)	12,682	7,430	23,811	24,711
Asset impairment	(18,872)	(3,864)	(3,922)	(929)	(7,250)	(26,658)	(7,250)
Gain (loss) on debt extinguishment	(6)	660	344	-	-	998	-
Change in fair value of financial instruments	(1,375)	(1,592)	(4,088)	(1,828)	620	(7,055)	13,466
Income tax benefit (provision)	15,302	1,756	993	(1,478)	(23)	18,051	(1,320)
Income from discontinued operations	4,112	32,877	1,485	6,069	27,004	38,473	28,831
Net Income (Loss)	$9,440	$26,405	$(10,503)	$11,891	$24,826	$25,342	$51,533

Total Gross Assets

Total gross assets equals total assets plus accumulated depreciation as these captions are reported on the consolidated balance sheet.  The following table provides a reconciliation of total assets to total gross assets.

	As of
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Total Assets	$3,882,531	$4,040,064	$4,317,770	$4,415,928	$4,256,830
Plus: Accumulated Depreciation (a)	209,437	209,096	209,421	198,326	188,581
Plus: Accumulated Amortization (b) (c)	26,247	25,926	24,422	19,781	16,280
Total Gross Assets	$4,118,215	$4,275,086	$4,551,613	$4,634,035	$4,461,691

(a)	Includes accumulated depreciation from discontinued operations.
(b)	Includes accumulated amortization from discontinued operations.
(c)	Represents accumulated amortization of real estate-related intangible assets and liabilities.